SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                 April 30, 1999


                       EAST TEXAS FINANCIAL SERVICES, INC.
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



       Delaware                 0-24848                           75-2559089
--------------------------------------------------------------------------------
 (State or other          (Commission File No.)                 (IRS Employer
   jurisdiction of                                              Identification
   incorporation)                                                   Number)



1200 South Beckham Avenue, Tyler, Texas                            75701-3319
--------------------------------------------------------------------------------
(Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, including area code:              (903) 593-1767
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                                       N/A
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          (Former name or former address, if changed since last report)

Item 5.  Other Events

         On April 30, 1999, the Registrant issued for publication the press release attached as Exhibit "99" announcing earnings for the quarter ended March 31, 1999 and the declaration of cash dividend.

Item 7.   Financial Statements and Exhibits

         The Exhibit referred to in Item 5 of this Report and listed on the accompanying Exhibit Index is filed as part of this Report and is incorporated herein by reference.

Exhibit                                                               Sequential
Number           Description                                           Page No.
------           -----------                                           --------

  99             Press release, published on April 30, 1999.              6

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             EAST TEXAS FINANCIAL SERVICES, INC.



Date:  April 30, 1999                        By: /s/ GERALD W. FREE
                                                 ------------------
                                                   Gerald W. Free
                                                   Vice Chairman, President and
                                                   Chief Executive Officer

                                  EXHIBIT "99"

                       EAST TEXAS FINANCIAL SERVICES, INC.


 1200 South Beckham o P. O. Box 6910 o Tyler, TX 75711-6910 o 903-593-1767
                               o Fax 903-593-1094



                                  NEWS RELEASE


 For verification, contact:         Gerald W. Free, Vice Chairman/President/CEO
                                    Derrell W. Chapman, Vice President/COO/CFO

Telephone:        (903) 593-1767
Fax:              (903) 593-1094

For immediate release:  April 30, 1999
--------------------------------------------------------------------------------

                       EAST TEXAS FINANCIAL SERVICES, INC.
                   REPORTS EARNINGS AND DECLARES CASH DIVIDEND

Tyler, Texas, April 30, 1999, - - - East Texas Financial Services, Inc., the holding Company for First Federal Savings and Loan Association of Tyler, Texas, today reported that consolidated net income for the six months ended March 31, 1999, was $233,150 or $0.17 per share, compared to $302,099 or $0.21 per share reported for the same period in 1998.

For the three month period ended March 31, 1999, the Company reported net income of $57,379 or $.04 per share, compared to $157,795 or $.11 per share for the three month period ended March 31, 1998. Earnings for the current quarter were down primarily as a result of extensive start-up costs associated with the opening of an additional full-service office and the introduction of additional lines of business. The new office opened for business in late March. The expanded product lines, including commercial and consumer loans as well as a variety of deposit products, are now being offered at all of the Company's full-service locations.

"We were fully aware of the start-up costs associated with the expansion into additional lines of business and the addition of a new full-service office location in Tyler," stated Vice Chairman of the Board, President and CEO, Gerald
W. Free. "However, we are confident that the decision to introduce consumer and commercial lending and additional consumer products such as credit cards, ATM machines and cards, and other consumer products is the direction the Company should be moving."

"Also, our ongoing wholesale securities arbitrage program started in 1997 and a new loan arbitrage program begun in 1999 are helping to offset some of the expenses associated with the start-up and have allowed us to increase our total assets and utilize a portion of our excess capital," said Free. "The two programs combined constitute approximately $24.5 million in Federal Home Loan Bank of Dallas advances. Our objective is to achieve a positive spread between the interest earned on the loans and investments and the interest paid on advances."

In conjunction with the release of earnings, Mr. Free announced that the Company would continue its quarterly cash dividend of $0.05 per share to be paid on May 26, 1999 to stockholders of record as of May 12, 1999. The annualized dividend yield is approximately 1.94% based on the most recent market price of $10.31.

Over the past three months, shares of the Company's stock have traded between $8.25 and $12.13 per share. At March 31, 1999, the Company had 1,392,853 shares of stock outstanding and a book value per share of approximately $14.18.

Capital levels for the Company's wholly owned subsidiary, First Federal Savings and Loan Association of Tyler, were reported, at March 31, 1999, as 13.97% for both tangible and core ratios. The minimum regulatory requirements for tangible and core capital ratios were 1.50% and 4.00% respectively. The Association's risk-based capital ratio was 36.98% at quarter end as compared to the minimum 8.0% regulatory requirement.

At March 31, 1999, non-performing assets totaled $329,000 or 0.25% of total assets as compared to $228,000 or 0.18% of total assets at September 30, 1998. Non-performing loans equaled $329,000 or 0.53% of loans receivable at March 31, 1999, compared to $228,000 or 0.37% at September 30, 1998. Classified assets were reported as $598,000 or 0.44% of total assets at March 31, 1999, compared to $570,000 or 0.46% of total assets at September 30, 1998.

East Texas Financial Services, Inc., is the holding company for First Federal Savings and Loan Association of Tyler, Texas, which presently operates three full service offices and two loan agencies in the Tyler area.

The Company's stock is traded under the symbol "ETFS" on the OTC Electronic Bulletin Board.
                                     - end -

                       EAST TEXAS FINANCIAL SERVICES, INC.
                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

                  ASSETS                                      March 31, 1999            September 30, 1998
                                                              --------------            ------------------
                                                               (Unaudited)
Cash and due from banks                                       $       960,755           $        592,363
Interest-bearing deposits with banks                                3,330,176                  1,104,695
Interest-earning time deposits with financial institutions          2,559,617                  1,959,617
Federal funds sold                                                          0                    129,187
Investment securities available-for-sale                            3,036,307                          0
Mortgage-backed securities available-for-sale                      22,145,577                 12,810,165
Investment securities held-to-maturity (estimated market
     value of $27,045,150 at March 31, 1999, and
     $30,115,954 at September 30, 1998)                            27,015,739                 29,766,844
Mortgage-backed securities held-to-maturity (estimated
     market value of $7,782,809 at March 31, 1999
     and $11,088,555 at September 30, 1998)                         7,743,937                 10,940,500
Loans receivable, net of allowance for credit losses of $231,933
     at March 31, 1999 and $233,180 at September 30, 1998          61,760,054                 61,119,047
Accrued interest receivable                                           965,070                    978,378
Federal Home Loan Bank stock, at cost                               1,386,600                    789,100
Premises and equipment                                              2,700,269                  2,273,067
Foreclosed real estate, net of allowance of $-0-                            0                     34,500
Mortgage servicing rights                                             264,362                    216,879
Other assets                                                          474,308                  1,303,120
                                                              ---------------           ----------------

     Total Assets                                             $   134,342,771           $    124,017,462
                                                              ===============           ================
(continued)

                                                              March 31, 1999            September 30, 1998
                                                              --------------            ------------------
                                                               (Unaudited)
     LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
     Demand deposits                                          $     1,455,359           $      1,528,374
     Savings and NOW deposits                                      11,764,053                 10,504,973
     Time deposits                                                 73,857,107                 74,610,310
                                                              ---------------           ----------------
           Total deposits                                          87,076,519                 86,643,657

     FHLB advances                                                 26,907,438                 14,945,852
     Advances from borrowers for taxes and insurance                  323,634                    844,188
     Federal income taxes
           Current                                                   (53,725)                        -0-
           Deferred                                                    34,408                     31,618
     Accrued expenses and other liabilities                           306,994                  1,168,453
                                                              ---------------           ----------------
           Total liabilities                                      114,595,268                103,633,768
                                                              ---------------           ----------------
Stockholders' equity:
     Preferred stock, $0.01 par value, 500,000
        shares authorized, none outstanding
     Common stock, $0.01 par value, 5,500,000 shares authorized,
        1,884,492 shares issued and 1,392,853 outstanding              18,845                     18,845
     Additional paid-in-capital                                    12,319,624                 12,319,624
     Deferred compensation - RRP shares                             (164,874)                  (213,366)
     Unearned employee stock ownership plan shares                  (543,564)                  (543,564)
     Unrealized gain/(loss) available-for-sale securities (net)     (110,129)                   (64,974)
     Retained earnings (substantially restricted)                  13,751,695                 13,661,392
     Treasury stock, 491,639 shares at cost                       (5,524,094)                (4,794,263)
                                                              ---------------           ----------------

           Total stockholder's equity                              19,747,503                 20,383,694
                                                              ---------------           ----------------

           Total liabilities and stockholders' equity         $   134,342,771           $    124,017,462
                                                              ===============           ================

                       EAST TEXAS FINANCIAL SERVICES, INC.
                        CONSOLIDATED STATEMENTS OF INCOME

                                                                  Three Months                               Six Months
                                                                 Ended March 31,                           Ended March 31,
                                                                  (Unaudited)                                (Unaudited)
                                                               1999               1998                  1999              1998
                                                        ---------------------------------         -------------------------------
INTEREST INCOME Loans receivable:
     First Mortgage                                     $   1,105,784       $   1,152,062         $   2,227,971    $    2,286,895
     Consumer and other loans                                  83,109              40,783               159,118            70,088
   Securities available for sale:
     Investment securities                                     37,655              15,104                52,190            30,313
     Mortgage-backed securities                               312,272             104,684               576,592           169,074
   Securities held to maturity:
     Investment securities                                    417,734             406,515               885,040           800,424
     Mortgage-backed securities                               138,310             281,066               317,010           595,768
   Deposits with banks                                         50,913              54,923                83,996           131,885
                                                        -------------       -------------         -------------    --------------

       Total interest income                                2,145,777           2,055,137             4,301,917         4,084,447
                                                        -------------       -------------         -------------    --------------

INTEREST EXPENSE

   Deposits                                                 1,045,721           1,105,465             2,129,252         2,229,135
   FHLB advances                                              305,619             121,675               556,837           183,848
                                                        -------------       -------------         -------------    --------------

       Total interest expense                               1,351,340           1,227,140             2,686,089         2,412,983
                                                        -------------       -------------         -------------    --------------

       Net interest income before
          provision for loan losses                           794,437             827,998             1,615,828         1,671,464

   Provision for loan losses                                        0                   0                     0                 0
                                                        -------------       -------------         -------------    --------------

       Net interest income after
         provision for loan losses                            794,437             827,998             1,615,828         1,671,464
                                                        -------------       -------------         -------------    --------------

                                                                  Three Months                               Six Months
                                                                 Ended March 31,                           Ended March 31,
                                                                  (Unaudited)                                (Unaudited)
                                                               1999               1998                  1999              1998
                                                        ---------------------------------         -------------------------------
NONINTEREST INCOME
   Gain(loss) on sale of interest-earning assets               28,589              42,008               105,065            63,445
   Loan origination and commitment fees                        23,450              18,807                47,058            41,770
   Loan servicing fees                                         18,950              26,621                29,733            48,924
   Gain on foreclosed real estate                             (2,068)                 560                   302               560
   Other                                                        5,787              10,926                60,249            21,638
                                                        -------------       -------------         -------------    --------------

       Total noninterest income                                74,708              98,922               242,407           176,337
                                                        -------------       -------------         -------------    --------------

NONINTEREST EXPENSE
   Compensation and benefits                                  518,609             460,684             1,028,684           952,794
   Occupancy and equipment                                     68,687              45,513               114,891            93,759
   SAIF deposit insurance premium                              13,480              14,299                26,464            28,446
   Loss on foreclosed real estate                                   0                   0                 2,069                 0
   Other                                                      171,384             157,288               314,321           296,954
                                                        -------------       -------------         -------------    --------------

       Total noninterest expense                              772,160             677,784             1,486,429         1,371,953
                                                        -------------       -------------         -------------    --------------

Income (loss) before provision for income taxes                96,985             249,135               371,806           475,848

Income tax expense (benefit)                                   39,606              91,340               138,656           173,749
                                                        -------------       -------------         -------------    --------------

NET INCOME (LOSS)                                       $      57,379       $     157,795         $     233,150    $      302,099
                                                        =============       =============         =============    ==============




Earnings per common share                               $         .04       $         .11         $         .17    $          .21
Earnings per common share - assuming dilution                     .04                 .11                   .17               .20

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            EAST TEXAS FINANCIAL SERVICES, INC.



Date:  April 30, 1999                       By:  /s/ Gerald W. Free
                                                 -------------------------------
                                                  Gerald W. Free
                                                  Vice Chairman, President and
                                                  Chief Executive Officer